UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☑ Definitive Proxy Statement
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COMMERCIAL BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual Meeting of Shareholders
Wednesday, May 13, 2009
To Our Shareholders:
          Notice is hereby given that the Annual Meeting (the “Meeting”) of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the “Company”), will be held at the main office of The Commercial Savings Bank, 118 South Sandusky Avenue, Upper Sandusky, Ohio on Wednesday, May 13, 2009 at 4:30 p.m. local time for the following purposes:
(1)	To elect four (4) Directors to serve as Class III Directors until the 2012 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified;

(2)	To decide upon a Board of Director proposal to adopt a Stock Incentive Plan for the Company; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.
          Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2008 Annual Report of the Company is also enclosed for your review. Shareholders of record at the close of business on March 16, 2009 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.
          All Shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign, date and return the enclosed Proxy form promptly to assure the presence of a quorum. A postage-paid envelope has been enclosed for your convenience. You may revoke your Proxy at any time prior to the Proxy being voted at the Meeting by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person.

By Order of the Board of Directors

/s/ David J. Browne

Upper Sandusky, Ohio	David J. Browne
April 3, 2009	Corporate Secretary

PROXY STATEMENT
Proposal 1 - Election of Directors
Proposal No. 2 — Approval of the Commercial Bancshares, Inc. 2009 Stock Incentive Plan
Executive Compensation
Appendix A

COMMERCIAL BANCSHARES, INC.
118 South Sandusky Avenue
Upper Sandusky, Ohio 43351
(419) 294-5781
PROXY STATEMENT
Time, Date, and Place of Meeting
          The Board of Directors of Commercial Bancshares, Inc. (the “Company”), an Ohio corporation, is furnishing you with these proxy materials in connection with the solicitation of proxies to be voted at the Company’s 2009 Annual Meeting of Shareholders (the “Meeting”).
          You are invited to attend the Meeting that will be held at 4:30 p.m. on Wednesday, May 13, 2009 at the main office of The Commercial Savings Bank (the “Bank”), which is also the principal executive offices of the Company, located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351. For driving directions to our main office, please contact us at 888-294-2271, write to us at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, or visit our website at www.csbanking.com and click on “Driving Directions” under the “Contact Us” link.
          This Proxy Statement and form of proxy are being mailed to Shareholders on or about April 3, 2009.
Shareholders Entitled to Vote
          Shareholders of record at the close of business on March 16, 2009 are entitled to receive these proxy materials and to vote their shares at the Meeting. As of that date, there were 1,136,397 shares of the Company’s stock outstanding. Each share of common stock is entitled to one vote on each matter brought before the Meeting.
Voting Your Shares
          Your vote is important. You may vote your shares by attending the Meeting and voting your shares in person or by completing and returning your form of proxy as follows:
➢	Mark your voting preference,

➢	Sign and date your proxy form, and

➢	Return the proxy ballot to the main office of the Company prior to the Meeting. A postage paid envelope is enclosed for your convenience.
          If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy from the holder of record to be able to vote at the Meeting.
          If you return your signed proxy but do not indicate your voting preferences, the persons named in the proxy will vote in accordance with the Directors’ recommendations.

You may revoke your proxy at any time before it is exercised by:
➢	Delivering a signed revocation to the Company,

➢	Submitting a later dated proxy, or

➢	Attending the Meeting and voting your shares in person.
          The Board of Directors of the Company is soliciting proxies. Proxies may be solicited on behalf of the Company by its directors, officers, and employees. Proxies may be solicited personally, by fax, by electronic mail (e-mail) or by telephone, in addition to the use of the mails. The Company will bear the costs of soliciting proxies.
          The number of shareholders present, either in person or by proxy, will constitute a quorum for the purpose of electing directors pursuant to Proposal 1. The four (4) nominees for director who receive the largest number of votes cast “For” will be elected as directors. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.
          A majority of the issued and outstanding shares of the Company represented in person or by proxy will constitute a quorum for the purpose of considering and acting upon Proposal 2. Proposal 2 will be determined by the vote of the holders of a majority of such voting shares as are represented in person or by proxy. Broker non-votes, as well as shares represented at the Meeting in person but not voted with respect to Proposal 2, or represented at the Meeting by a proxy indicating an intention to “Abstain” from voting for Proposal 2, will effectively constitute votes cast “Against” such proposal. Shares represented at the Meeting by proxy and specifying no choice with respect to Proposal 2 will be cast by the proxy holder or holders “For” such proposal.
          All votes will be tabulated by the inspectors of election appointed for the Meeting. Abstentions and nonvotes will be counted for purposes of determining the presence of a quorum.
Voting Securities and Principal Holders Thereof
          The following is a table reflecting all Shareholders, to the best knowledge of the Company’s Management, owning beneficially five percent (5%) or more of the Company’s issued and outstanding Common Stock as of March 2, 2009.

Name and Address of		Beneficial Ownership of
Beneficial Owner	Type of Class	Stock	Percent of Class
Myers Properties Limited Partnership 30062 Morningside Drive Perrysburg, Ohio 43551	Common Stock without par value	67,887	5.9

Board and Committee Membership
          During 2008, the Board of Directors of the Company met 12 times and had several ongoing committees. These committees include a Compensation Committee, an Audit Committee and Corporate Governance/Nominating Committee. All of our Directors attended at least seventy-five percent (75%) of the meetings of the Board and the Committees on which they served in 2008.
          The following table reflects the membership of the Company’s Board and Audit, Compensation, and Corporate Governance/Nominating Committees, and the number of times the Company’s Board and these committees met in 2008:

Corporate Governance/
Name	Board		Audit		Compensation		Nominating
Mr. Beach	X
Mr. Berg	X				X
Mr. Bremyer	X		X				X
Ms. Child	X
Mr. Dillon	X		X
Ms. Grafmiller	X						X
Mr. Kimmel	X						X *
Mr. Kinnett	X		X		X	*	X
Mr. Sheaffer	X				X
Mr. Shope	X	*	X	*	X
2008 Meetings	12		5		4		6

*	Denotes Chairperson of Board or Committee

Committees of the Board
Audit Committee
          During 2008, the Audit Committee was comprised of four directors. The Board of Directors has established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits of its financial statements. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the Securities and Exchange Commission (“SEC”) rules for audit committees under the Sarbanes-Oxley Act of 2002 (“Sarbanes Act”) and as defined by the Nasdaq listing standards. The Board has determined that Mr. Shope meets the definition of “audit committee financial expert” as defined by rules adopted by the SEC under the Sarbanes Act and is independent as described in the preceding sentence. A copy of the charter for the Audit Committee is available on the Company’s website at www.csbanking.com.
          The duties and responsibilities of the Audit Committee include:
•	Oversight of the Company’s and Bank’s internal accounting and operational controls, as well as financial and regulatory reporting.

•	The selection and termination of the independent registered public accounting firm to serve as the external auditor for the Company and the Bank.

•	Reviewing the financial statements and audit findings and taking any action considered appropriate by the Committee.

•	Performing oversight functions as requested by the full Board of Directors.

•	Reporting activities performed by the Committee to the full Board of Directors.
Corporate Governance/Nominating Committee
          During 2008, the Corporate Governance/Nominating Committee was comprised of four directors. The Board has determined that each of the members of this Committee is “independent” as defined by Nasdaq listing standards. A copy of the charter for the Corporate Governance/Nominating Committee is available on the Company’s website at www.csbanking.com.
          This Committee assists the full Board of Directors in fulfilling its responsibilities to ensure that the Company is governed in a manner consistent with the interest of its shareholders. This Committee is, among other things, responsible for advising the Board with respect to (i) Board organizations and function, (ii) committee structure, membership, and operations, (iii) succession planning for executive officers of the Company, (iv) evaluating and making recommendations to the Board of Directors for the selection of nominees to serve as directors, and (v) other matters relating to corporate governance and the rights and interests of the Company’s shareholders.
          The Corporate Governance/Nominating Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination. The Committee investigates and assesses the background and skills of potential candidates. The Corporate Governance/Nominating Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the

Company and the Bank have sufficient networks of business contacts to identify candidates. Upon identifying a candidate for serious consideration, one or more members of the Corporate Governance/Nominating Committee interview such candidate. If a candidate merits further consideration, the candidate subsequently meets with other Directors. The Corporate Governance/Nominating Committee elicits feedback from all persons who met the candidate and then determines whether or not to recommend the candidate to the Board of Directors for nomination.
          The Corporate Governance/Nominating Committee’s charter sets forth criteria for Directors, including the following minimum qualifications: independence (a sufficient number of the Directors must be independent to be available to serve on committees of the Board of Directors, the charters of which require director independence); high character and integrity; freedom from conflicts of interest that interfere with the performance of duties as a Director; willingness to devote sufficient time to fulfilling duties as a Director; and the capacity and desire to represent the interests of all shareholders. The Corporate Governance/Nominating Committee has not actively solicited recommendations from the Company’s shareholders for nominees nor established any policy or procedures for this purpose. The Committee has determined that based upon the Company’s size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required.
          Shareholders may nominate persons for election to the Board of Directors by following the procedures contained in the Company’s Code of Regulations. These procedures are discussed in this proxy statement under the section captioned “Shareholder Proposals for Next Annual Meeting.”
          The Corporate Governance/Nominating Committee did not hire any director search firm in 2008 and, accordingly, paid no fees to any such company. As indicated above, however, the Corporate Governance/Nominating Committee may do so in the future if necessary.
          Neither the Board nor the Corporate Governance/Nominating Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2008, all Company Directors, with the exception of one, attended the Annual Meeting.

Compensation Committee
          This Committee consists of four directors, and is responsible for discharging the responsibilities of the board with respect to the compensation of executive officers and setting overall compensation policy and guidelines for all employees. In 2008 the Compensation Committee members were Stanley K. Kinnett, Chairman, Daniel E. Berg, Richard A. Sheaffer and Michael A. Shope. The Committee’s principal objectives in determining compensation are to attract, reward and retain key executive officers, to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives in order to accomplish the overall goal of enhancing shareholder value. The committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals, and sets their compensation based upon the evaluation of their performance. This Committee also makes recommendations relating to the award of stock options. In evaluating executive officer pay, the committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The committee assesses the information it receives in accordance with its business judgment. The committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation committee and recommended to the full board for ratification.
          The Board has determined that each of the members of this Committee is “independent” as defined by Nasdaq listing standards. A copy of the charter for the Compensation Committee is available on the Company’s website at www.csbanking.com.
Other Committees
          In addition to the above-named committees, the Board of Directors of the Company has an Executive Committee and the Board of Directors of the Bank also has the following committees: Loan, Asset and Liability, Technology, and Building.
Director Compensation

	Fees Earned or
Name	Paid in Cash ($)	Total ($)
Robert E. Beach	$11,000	$11,000
Daniel E. Berg	$11,000	$11,000
John W. Bremyer(1)	$11,000	$11,000
Lynn R. Child(2)	$11,000	$11,000
Mark Dillon(3)	$11,000	$11,000
Edwin G. Emerson(8)	$8,250	$8,250
Deborah J. Grafmiller	$14,500	$14,500
Kurt D. Kimmel(4)	$14,500	$14,500
Stanley K. Kinnett(5)	$14,500	$14,500
Michael A. Mastro(6)	$5,500	$5,500
Richard A. Sheaffer	$14,500	$14,500
Michael A. Shope(7)	$18,000	$18,000

(1)	Mr. Breymer deferred the entire $11,000 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan. Under the terms of that plan, directors who make an irrevocable election prior to the first day of each calendar year receive, in lieu of cash, shares of stock of the Company in equivalent value for their service as a director. The terms of this plan are described more fully in the section to this Proxy Statement captioned “Deferred Compensation Plan.”

(2)	Ms. Child deferred $5,500 earned for her service as a director into the Commercial Savings Bank Deferred Compensation Plan.

(3)	Mr. Dillon deferred the entire $11,000 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan.

(4)	Mr. Kimmel deferred $3,625 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan.

(5)	Mr. Kinnett deferred $7,250 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan.

(6)	Mr. Mastro deferred $2,750 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan. Mr. Mastro resigned from the Board of Directors of the Company and Bank effective May 28, 2008.

(7)	Mr. Shope deferred $18,000 earned for his service as a director into the Commercial Savings Bank Deferred Compensation Plan.

(8)	Mr. Emerson retired from the Board of Directors on October 6, 2008, having attained the Board’s mandatory retirement age of 70.
Director Compensation Discussion
          In 2008, each director of the Company received a base amount of $11,000 for service on the Board and Board Committees. Members of the Board serving on the Bank’s Loan Committee (which met with the most frequency), received $14,500 for all services as a director. Mr. Shope, the Board’s Chairman and audit committee financial expert, received $18,000 for all service on the Board and Board Committees. Mr. Kinnett received $14,500 for service as Vice Chairman of the Board. Directors of the Company are permitted to defer all or part of the fees paid for service on the Company’s Board under the Company’s Deferred Compensation Plan, which is more fully described under the heading “Deferred Compensation Plan” below.
Director Independence and Related Party Transactions
Director Independence
          The Governance/Nominating Committee of the Board of Directors of the Company undertakes a review of director independence annually and reports on its findings to the full board in connection with its recommendation of nominees for election to the Board of Directors. Based upon this review, the Board of Directors has determined that all directors, with the exceptions of Director Beach, the Company’s President and CEO, and Director Child, are “independent,” as defined by Nasdaq listing standards. In making its determination regarding the independence of the directors and nominees for director, the Governance/Nominating Committee reviewed and the Board considered the following specific relationships.
Transactions with Related Parties
          The Bank uses the services of CentraComm Communications, Ltd. in providing computer network connectivity and security services. Director Lynn R. Child is the Chairman of that company. CentraComm Communications, Ltd. received $221,384 for its services to the Bank in 2008. The Board of Directors has determined that because of such relationship, Ms. Child is not independent.
          From time to time in 2008, management of the Bank and Company consulted with Shumaker, Loop & Kendrick, LLP, a law firm located in Toledo, Ohio, for certain legal matters. Gregory J. Shope, son of Class III Director Michael A. Shope, is an associate with that law firm. The Board of Directors determined that Mr. Shope is still independent, notwithstanding this relationship.

          In addition, the Bank has had in 2008, and expects to continue in the future, banking relationships in the ordinary course of business with directors, officers, and principal shareholders of the Company and Bank. These relationships are carried out on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers and do not involve more than the normal risk of collectability or present other unfavorable features.
          Except for the specific transaction described above, no director, executive officer or beneficial owner of more than five percent of the Company’s outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than such a loan transaction as described) with the Company during 2008, or proposes to engage in any transaction with the Company, in which the amount involved exceeds $120,000.
Proposal 1 - Election of Directors
          The Board of Directors is divided into three classes. The terms of each class expire at successive annual meetings. The term of Class III Directors of the Company expires this year.
          You may vote for up to four (4) nominees to serve as Class III Directors, whose terms, upon election, will expire at the 2012 Annual Meeting of Shareholders. The Board proposes the following nominees for election:
➢	John W. Bremyer

➢	Stanley K. Kinnett

➢	Richard A. Sheaffer

➢	Michael A. Shope
          If you return the enclosed proxy form properly executed without an indication that your vote should be withheld for any or all of the nominees, the persons named on the enclosed proxy form will vote your proxy for the election of the above-mentioned nominees for Class III Directors.
          We expect that each nominee for election as a Class III Director will be able to serve if elected. However, if any nominee is unable to serve, proxies will be voted for the remaining nominees and may be voted for substitute nominees that the Board may recommend.

          The Board of Directors recommends that you vote FOR the election of these nominees as Class III Directors of the Company. The four (4) nominees receiving the highest number of votes at the Meeting will be elected as Class III Directors.

Information relating to Nominees and other Directors
          The following tables set forth certain information relating to the nominees and other members of the Board of Directors whose terms of office continue after the Meeting. This information includes the age, principal occupation, and beneficial ownership of the Company’s voting securities.
Class III Nominees
(Terms Expiring in 2009)

		Principal Occupation	Director	Beneficial Ownership		Percent
Name of Director	Age	During Past Five Years	Since (1)	of Common Stock (2)		of Class
John W. Bremyer	46	Doctor of Podiatric Medicine, Tiffin, Ohio	2004	14,134	(3)	1.3%

Stanley K. Kinnett	52	President and CEO, Dixie Southern Constructors. (steel fabrication), Duette, Florida; Former Division Vice-President, Whirlpool Corporation, Marion Division, Marion, Ohio	2006	1,215	(4)	*

Richard A. Sheaffer	66	President, R.A. Sheaffer, Inc. (family farming corporation), Morral, Ohio	1976	6,775	(5)	*

Michael A. Shope	64	Retired, Former CFO, Walbro Corporation (designer and manufacturer of automobile parts), Auburn Hills, Michigan	2002	2,751	(6)	*

*	Ownership of less than 1% of the class.

(1)	Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2)	All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 2, 2009. Participants in the Company’s nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Company’s nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3)	Includes 12 shares for which Dr. Bremyer has shared voting and investment power, and 1,994 shares held under the Company’s nonqualified deferred compensation plan.

(4)	Includes 815 shares held under the Company’s nonqualified deferred compensation plan.

(5)	Includes 3,949 shares for which Mr. Sheaffer has shared voting and investment power and 1,985 shares held under the Company’s nonqualified deferred compensation plan.

(6)	Includes 1,451 shares held under the Company’s nonqualified deferred compensation plan

Class I Directors
(Terms Expiring in 2010)

Name of		Principal Occupation	Director	Beneficial Ownership		Percent
Director	Age	During Last Five Years	Since (1)	of Common Stock (2)		of Class
Robert E. Beach	56	President and CEO of Commercial Savings Bank, Upper Sandusky, Ohio.	2007	4,085	(3)	*

Deborah J. Grafmiller	58	Appraiser, Professional Appraisal Services, Findlay, Ohio; Owner, Gillen-Grafmiller Realty, LLC, Upper Sandusky, Ohio	1997	2,602	(4)	*

Lee M. Sisler	58	President, Sisler and Associates (a Manufacturer’s Representative Organization), Marion, Ohio	2009 (5)	0		*

*	Ownership of less than 1% of the class.

(1)	Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2)	All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 2, 2009 Participants in the Company’s nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Company’s nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3)	Includes 82 shares held under the Company’s nonqualified deferred compensation plan.

(4)	Includes 602 shares for which Ms. Grafmiller has shared voting and investment power and 1,035 shares held under the Company’s nonqualified deferred compensation plan.

(5)	Mr. Sisler was appointed by the Board of Directors to fill a vacancy in the Board created by the retirement of Edwin G. Emerson. Mr. Sisler began service on the Board of Directors February 12, 2009.

Class II Directors
(Terms Expiring in 2011)

		Principal Occupation	Director	Beneficial Ownership	Percent
Name of Director	Age	During Last Five Years	Since (1)	of Common Stock (2)	of Class
Daniel E. Berg	54	Director of Operations, Tower Automotive, (manufacturer of automotive products) Upper Sandusky/Bluffton, Ohio	1990	4,315 (3)	*

Lynn R. Child	55	Chairman, CentraComm Communications, Ltd. (provider of connectivity, managed internet security, web hosting, and other internet related services), Findlay, Ohio	2002	1,424 (4)	*

Mark Dillon	55	President, Fairborn U.S.A., (manufacturer of loading dock enclosures), Upper Sandusky, Ohio	1990	9,050 (5)	*

Kurt D. Kimmel	51	President, Kimmel Cleaners, Inc. (commercial and retail laundry and dry cleaning business) Upper Sandusky, Ohio	2005	1,794 (6)	*

*	Ownership less than 1% of the class.

(1)	Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2)	All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 2, 2009. Participants in the Company’s nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Company’s nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3)	Includes 3 shares for which Mr. Berg has shared voting and investment power, and 2,568 shares held under the Company’s nonqualified deferred compensation plan.

(4)	Includes 1,324 shares held under the Company’s nonqualified deferred compensation plan.

(5)	Includes 5,057 shares held under the Company’s nonqualified deferred compensation plan.

(6)	Includes 1,134 shares for which Mr. Kimmel has shared voting and investment power, and 456 shares held under the Company’s nonqualified deferred compensation plan.

Share Ownership of Management and Directors

	Beneficial
	Ownership of		Percent of
Name of Officer and Position with Company	Common Stock (1)		Class
Robert E. Beach, President/CEO (Principal Executive Officer “PEO”)	4,085	(3)	*
Scott A. Oboy, Executive Vice President/CFO (Principal Financial Officer (“PFO”)	500		*
Bruce J. Beck, Senior Vice President and Staff Counsel	3,373	(4)	*
Susan E. Brown, Senior Vice President, Retail Banking	2,821	(5)	*
Steven M. Strine, Senior Vice President, Senior Lending Officer	-0-		-0-
All Directors and Executive Officers as a Group (14 persons) (2)	60,441	(6)	5.3%

*	Ownership of less than 1% of the class.

(1)	All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 2, 2009. Participants in the Company’s nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan.

(2)	Includes all executive officers.

(3)	Includes 82 shares held under the Company’s nonqualified deferred compensation plan.

(4)	Includes 2,803 shares covered by stock options currently exercisable.

(5)	Includes 2,799 shares covered by stock options currently exercisable.

(6)	Includes 5,602 shares covered by stock options currently exercisable. Also includes 16,767 shares held under the Bank’s nonqualified deferred compensation plan.
Proposal No. 2 — Approval of the Commercial Bancshares, Inc. 2009 Stock Incentive Plan
          The Board of Directors of the Company has adopted the Commercial Bancshares, Inc. 2009 Stock Incentive Plan (the “Plan”) upon the recommendation of the Company’s Compensation Committee and recommends that shareholders approve the Plan at the Annual Meeting. The Company’s 1997 Stock Option Plan, which expired on January 1, 2007, is being replaced by the new Plan.
          The Board believes the Plan is an integral part of its compensation programs and strategies. It believes the Plan provides the Company the flexibility to implement competitive compensation programs and will be an effective tool for recruiting, motivating, and retaining the quality of employees and directors key to the achievement of the Company’s success.
          The Plan permits the grant of incentive awards in the form of options, restricted share and share unit awards. Under the terms of the Plan a portion of a participant’s compensation otherwise payable in cash may be paid in common shares of the Company. A summary of the principal provisions of the Plan appears below. The summary is qualified in its entirely by reference to the complete text of the Plan that is attached to this proxy statement as Appendix A.

SUMMARY OF THE PLAN
Administration: The Plan provides that it will be administered by a committee that is comprised of at least three non-employee Directors (the “Committee”). The Committee must be comprised of “Outside Directors” within the definitions of the terms “outside director” set forth in Section 162(m) of the Internal Revenue Code (the “Code”), “independent director” set forth in The Nasdaq Stock Market rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.
The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the Plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the “Award Agreement”).
Eligibility: The Committee may make awards to any person who is an officer, director or key employee of the Company or a Subsidiary.
Shares Available for Awards: No more than 150,000 shares of the Company’s common stock may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the common shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards. Shares that were subject to an incentive award under the Plan but were not issued for any reason and are no longer subject to award or were issued and reacquired by the Company because of a participant’s failure to comply with the terms of an award are again available for award under the Plan. The market value of the common stock of the Company as of March 16, 2009 was $13.00, as reported on-line at FINANCE.YAHOO.COM.
Types of Awards and Annual Award Limits: Share incentives that may be issued under the Plan consist of options, restricted share and share unit awards. In addition, under the terms of the Plan, a portion of a participant’s compensation otherwise payable in cash may be paid in common shares of the Company. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted awards covering more than 9,000 shares.
Options: A stock option provides for the purchase of shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of Section 422 of the Code. The term of an option may not exceed ten years. Subject to the provisions of the Plan and approval of the Committee, and in the case of incentive stock options the limitations imposed by the applicable provisions of the Code, the exercise price may be paid (i) in cash, (ii) shares of Company common stock (iii) any combination of cash and shares of Company common stock; and (iv) by any other method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the exercise price, which may include broker assisted cashless exercise.

Restricted Share and Share Unit Awards: A restricted share or share unit award is an award of shares (or in the case of units convertible into shares) that may not be sold, transferred, pledged, or otherwise transferred until the restrictions established by the Committee at the time of grant is satisfied. The award agreement sets forth the restrictions applicable to an individual award and may include time vesting restrictions, noncompetition restrictions, and performance restrictions.
Stock Awards. The Committee may grant eligible persons awards of shares of the Company’s common stock for services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.
Limitation on Corporate Deductions for Certain Executives’ Compensation. Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (“Section 162(m) Persons”). The limitation on deductions does not apply to certain types of compensation, including “performance-based compensation” if approved by shareholders. Under the Plan, options will qualify as performance-based compensation and restricted stock awards may also qualify if the Committee so designates these awards (herein called “Section 162(m) Awards”) as performance-based compensation and administers the Plan with respect to these designated awards in compliance with Section 162(m) of the Code.
Under the Plan, the Committee is authorized to grant awards that qualify as performance-based compensation under Section 162(m) of the Code. The Company may not be entitled to any deduction if the individual in question is a Section 162(m) Person, the amount in question does not qualify as performance-based compensation, and the amount in question, when added to the covered employee’s other taxable compensation that is not performance-based in the same taxable year, exceeds $1 million. With respect to Section 162(m) Awards the Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. The Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant or for each Award. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Award if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.
Stock Options. There are no Federal income tax consequences either to the optionee or the Company upon the grant of an incentive stock option or a nonqualified option. If shares are purchased under an incentive stock option (i.e., an incentive option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee’s alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an incentive stock option within two years of the date of grant or one year of the date of exercise of the incentive stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Company. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. When shares are purchased under a nonqualified option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares purchased under a nonqualified option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.
Other Awards: An employee who receives cash or shares of company stock pursuant to an award other than an option will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received when vested and no longer subject to a substantial risk of forfeiture and the Company will generally be entitled to a corresponding deduction from its income. A participant who receives an award of Company shares that is not yet vested may make a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Company would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Company.

OTHER PROVISIONS
          Vesting. All awards are subject to such time and performance vesting conditions as the Committee may determine and are set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement all Awards immediately vest upon death, disability or Change in Control as defined under the terms of the Plan. The Plan defines a change in control as any transaction that is a: (i) Change in Ownership, ii) Change in Effective Control, or iii) Change in Ownership of a Substantial Portion of Assets.
Change in Ownership. A change in ownership of the corporation occurs when one person or a group acquires stock that combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the corporation.
Change in Effective Control. A change in effective control occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing 35% of the voting power of the corporation, or (y) the majority of the board is replaced by persons whose appointment or election is not endorsed by a majority of the board.
Change in Ownership of a Substantial Portion of Assets. A change in ownership of a substantial portion of the assets occurs on the date that a person or a group acquires, during any 12-month period, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation’s assets.
IRC 409A Compliance. Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under the Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A.
Plan Amendments. The Board of Directors may amend, alter, or discontinue the Plan at any time, provided that no amendment, alteration, or discontinuance may be made that materially and adversely affects the rights of a participant under any award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent. In addition no amendment may be made without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code), unless the required to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.
Term of the Plan: Unless earlier terminated by the Board, the Plan would terminate on the day immediately preceding the tenth anniversary date of its approval by shareholders of the Company. Termination of the Plan does not affect any outstanding awards granted prior to the termination of the Plan.
Forfeiture upon Termination for Cause. Subject to the provisions of the Award Agreement to which such award relates, upon the termination of employment of an employee for cause the employee forfeits all benefits associated with any award including all unexercised Options whether or not previously vested, all Restricted Shares, and Restricted Share Units for which the delivery of Shares has not yet occurred.

VOTE REQUIRED FOR APPROVAL
Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming the presence of a quorum.

Your Board of Directors unanimously recommends a vote FOR the adoption of the Commercial Bancshares, Inc. 2009 Stock Incentive Plan. Proxies solicited by the Board of Directors will be voted “for” this proposal unless otherwise specified by the shareholder in the proxy.
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Executive Officers
The following information is furnished concerning the executive officers of the Company:

Name	Age	Position and Business Background
Robert E. Beach	56	Mr. Beach serves as President and CEO of the Company. Mr. Beach joined the Company in November, 2007. Prior to joining the Bank, he served as Area President of Key Bank in Findlay, Ohio. He has over 25 years of management experience in banking.

Bruce J. Beck	57	Mr. Beck, an attorney licensed to practice in the State of Ohio, currently serves as Senior Vice President and Staff Counsel. He was appointed to that position in April, 2008. Mr. Beck served as Vice President, Risk Management from April 2007 until April, 2008. He also served as Senior Vice President, Risk Management from July, 2002 until April, 2007. He originally joined the Company in 1995.

Susan E. Brown	62	Ms. Brown serves as Senior Vice President, Retail Banking, having served in that capacity since July 2002. Prior to assuming her current position, she served as Regional President of the Northern Region of the Bank, having been appointed to that position February 1, 2001. She joined the Bank during 1998 as Vice President of Retail Banking Services. Her prior banking experience covers 32 years, including serving as District Retail Manager for Bank One for six years.

Scott A. Oboy	41	Mr. Oboy serves as Executive Vice President and Chief Financial Officer of the Company and Bank. Mr. Oboy joined the Company in October 2005. Mr. Oboy served from 2003 to October 2005 as Chief Financial Officer of Community First Bank & Trust, Celina, Ohio, from 2002 to 2003 as Senior Financial Officer, JP Morgan Chase, Columbus, Ohio, from 2001 to 2002 as Vice President and Finance Manager, Banc One Management Corp., Columbus, Ohio, and from 2000 to 2001 as Assistant Vice President and Controller, Bank One Trust Company.

Steven M. Strine	53	Mr. Strine serves as Senior Vice President and Senior Lending Officer, having been appointed to that position in February, 2008. Prior to joining the Company, Mr. Strine served as Senior Vice President and Chief Lending Officer at the Ohio State Bank. Mr. Strine has more than 30 years of banking experience.

Report of the Audit Committee of the Board of Directors
          The Audit Committee evidenced its completion of and compliance with its duties and responsibilities through a formal written report dated and executed as of March 16, 2009. A copy of that report is set forth below.
March 16, 2009
The Board of Directors
Commercial Bancshares, Inc.
Fellow Directors:
          The Audit Committee conducted oversight activities for Commercial Bancshares, Inc. and its subsidiaries relating to the Company’s systems of internal controls for the fiscal year ended December 31, 2008.
          In performance of its duties, the Audit Committee’s activities included, but were not limited to the following:
•	Review and discussion of the audited financial statements with Management.

•	Discussion with the independent auditors of the Company and Bank of the matters requiring discussion by Statement on Auditing Standards (SAS) No. 61, as amended.

•	Received and reviewed written disclosures and a letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the auditors their independence.
          Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommends to the Board of Directors that Commercial Bancshares’ audited consolidated financial statements be included in its Annual Report Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditor.
Respectfully submitted,
Commercial Bancshares, Inc. Audit Committee
Michael A. Shope, Chairman
John W. Bremyer
Mark Dillon
Stanley K. Kinnett

Principal Accounting Firm Fees
     The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 by Plante & Moran PLLC, the Company’s principal accounting firm for both years.

	2008		2007
Audit Fees	$80,250		$77,180
Audit-Related Fees	$6,000		-0-
Tax Fees	$12,500	(1)	$13,540
All Other Fees	-0-		-0-
Total	$98,750		$90,720

(1)	Includes fees for services related to tax compliance and tax planning.
Executive Compensation
Compensation Philosophy and Structure
          Introduction. The Compensation Committee administers our executive compensation program. The committee is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs (including the stock option plan), for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation, and for reviewing and making recommendations to the board with respect to director compensation. The President and Chief Executive Officer participates with respect to decisions concerning other executive officers of the Company. The Company is a holding company that owns the Bank, and has no direct employees of its own. The Committee determines the compensation the Bank pays to senior executives of the Company and Bank.
          The Compensation Committee operates under a charter adopted by the Board of Directors. The committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the Board of Directors.
          Compensation Philosophy. The Company’s executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting its need to attract and retain competent executive management. The Compensation Committee has developed a compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:
▪	support a pay-for-performance policy that rewards executive officers for corporate performance;

▪	motivate executive officers to achieve strategic business goals; and

▪	provide competitive compensation opportunities critical to the Company’s long-term success.

          The Company’s compensation programs are designed to provide senior executives with compensation opportunities that are comparable to those offered by peer group companies, consisting of Ohio banks of $250 million to $500 million in assets. In determining compensation for the senior executives, the Compensation Committee reviewed and considered a bank compensation survey compiled by Crowe Chizek & Co., LLP, which included detailed information on the compensation practices of other community banks of similar size. The Compensation Committee used this data to confirm that the Company’s compensation program does not exceed the market range for banks of comparable size within the Company’s peer group. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.
          There are five components of the compensation program for executive officers of the Company’s subsidiary, Commercial Savings Bank (the “Bank”). These include a base salary component, cash incentive component, which is determined by the Board of Directors in February of each year, stock option grants available under the Company’s 1997 Stock Option Plan or other equity-based compensation awards, and the profit sharing and health and welfare benefit plans generally available to all employees.
          In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.
          The committee also administers the cash incentive program of the Company. Cash is at-risk compensation. Awards are recommended by the committee to the Board of Directors when, in the judgment of committee members, such awards are justified by the performance of executive officers in relation to the performance of the Company.
          The accounting and tax treatment of particular forms of compensation do not materially affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.
          Components of Compensation. The elements of total compensation paid by the Company to its senior officers, including the President and Chief Executive Officer (the “CEO”) and the other executive officers identified in the Summary Compensation Table which appears below (the CEO and the other executive officers identified in that Table are sometimes referred to collectively as the “Named Executive Officers”), include the following:
•	Base salary;

•	Awards under our cash-based incentive compensation program;

•	Awards under our stock option plan;

•	Benefits under our Profit Sharing Plan; and

•	Benefits under our health and welfare plans.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The Committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer for calendar year 2008 is reported in Column (c) of the Summary Compensation Table, which appears below.
Incentive Cash Compensation. The Board of Directors pays a cash bonus to the Named Executive Officers under the Performance Incentive Plan of the Company based upon performance improvement in a number of areas. Included are overall increase in earnings, noninterest income, net interest income, reserve ratio, net interest margin and efficiency ratio. The Plan also has a discretionary component. Points are awarded based upon improvement in the noted categories. If there is a category showing a decrease, the Plan also allows for deductions from the total bonus to be paid. Base target points are used to determine the base upon which the bonus amount is calculated. Depending upon whether target levels in one or more of the above areas are exceeded, the point system may result in a bonus exceeding the base target. The target bonus for the CEO is 30% of base salary. The target percentage of base salary payable to the other officers is lower than that paid to the CEO, namely 25% to Executive Vice Presidents and 20% to Senior Vice Presidents. The intent of the Plan is to reward executives for improvement in the Company’s performance and to provide less incentive cash compensation for flat or reduced performance. No discretionary bonus amount was added to the bonuses as calculated under the point system described above. Bonuses paid under the Annual Bonus Plan for each Named Executive Officer for calendar year 2008 are reported in Column (d) of the Summary Compensation Table, which appears below.
Incentive Stock Compensation. The 10-year term of the Company’s 1997 Stock Option Plan expired on January 1, 2007. The Board of Directors feels that a stock incentive plan is an important component of the Company’s executive compensation philosophy. Therefore, the Board of Directors is proposing the Commercial Bancshares, Inc. 2009 Stock Incentive Plan for shareholder approval. This plan was described earlier in this Proxy Statement.
Profit Sharing Plan. The Bank has established a 401(k) profit sharing plan that allows eligible employees to save a percentage of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to 6 percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant’s deferral contributions. A 3-year vesting schedule applies to employer discretionary contributions and employee matching contributions. In order to be eligible to participate, the employee must have completed 30 days of service. The plan calls for only lump-sum distributions upon termination of employment, retirement, death or disability. The Company’s contributions to the plan made on behalf of the Named Executive Officers are included in column (h) as “all other compensation” in the Summary Compensation Table.

Health and Welfare Benefits. The Company provides healthcare, life and disability insurance and other employee benefits programs to certain senior officers. The Compensation Committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by relevant peer groups so as to assure that the Company is able to maintain a competitive position in terms of attracting and retaining senior officers.
2008 Executive Officer Compensation. Adjustments to 2008 base salaries for the Named Executive Officers have not yet been made. The Company has changed the timing of its determination of merit increases, as it is implementing a new performance management program for all employees, including the Named Executive Officers. Salary adjustments, if any, will generally be determined in the first quarter of the proceeding calendar year, and will be implemented soon thereafter. When increases are considered, they will be based upon each Named Executive’s annual performance review, a review of compensation levels at other community banks in the area, and the overall performance of the Company.
          The Company provides a reasonable level of personal benefits, and perquisites to one or more Named Executive Officers to support the business interests of the Bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each Named Executive Officer is included in column (h) as “all other compensation” in the Summary Compensation Table.
          As part of its compensation program the Company has entered into executive employment agreements with Messrs. Beach and Oboy, the Company’s CEO and CFO respectively. The agreements with Messrs. Beach and Oboy provide for typical terms of employment and also provide that each will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See Employment Agreements below for a more detailed description of these events. The Company believes that these agreements will help: (i) assure the executives’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control, (ii) assure the executives’ objectivity for shareholders’ interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.
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Summary Compensation Table

						Change in
						Pension Value
				Non-Equity		and
				Incentive		Nonqualified	All Other
Name and				Plan	Option	Deferred	Compen-
Principal	Year	Salary	Bonus($)	Compensa-	Awards	Compensation	sation	Total ($)
Position (a)	(b)	($) (c)	(d)	tion ($) (e)	($) (f)	Earnings ($) (g)	($) (h)	(i)
Robert E. Beach	2008	$192,874	$71,250	-0-	-0-	-0-	$14,943	$279,067
President and CEO (PEO) (1)	2007	$28,872	$40,162	-0-	-0-	-0-	$1,904	$70,938

Scott A. Oboy, EVP	2008	$127,342	$40,625	-0-	-0-	-0-	$19,511	$187,478
and Chief Financial Officer (PFO) (2)	2007	$125,428	$162	-0-	-0-	-0-	$19,841	$145,431

Bruce J. Beck, SVP	2008	$97,542	$24,250	-0-	-0-	-0-	$15,016	$136,808
and Staff Counsel (3)	2007	$95,720	$162	-0-	-0-	-0-	$15,087	$110,969

(1)	The salary figure of Mr. Beach includes salary deferred under the Bank’s 401(k) Plan and directors fees of $11,000. The amounts shown in the “All Other Compensation” column were derived from the following figures: (1) contributions by the Bank to its 401(k) Plan: $5,625; (2) automobile allowance: $8,400; and (3) Club dues paid for Mr. Beach of $918.

(2)	The salary figure of Mr. Oboy includes salary deferred under the Bank’s 401(k) Plan and fees for attendance at the Company’s Board of Director meetings. The amounts shown in the “All Other Compensation” column were derived from the following figures: (1) contributions by the Bank to its 401(k) Plan: $3,822; (2) automobile allowance: $8,400; (3) Club dues paid for Mr. Oboy of $3,373; and (4) payment of health and dental premiums of $2,897 and $1,019, respectively.

(3)	The salary figure of Mr. Beck includes salary deferred under the Bank’s 401(k) Plan and fees for attendance at the Company’s Board of Directors meetings. The amounts shown in the “All Other Compensation” column were derived from the following figures: (1) contributions by the Bank to its 401(k) Plan: $2,880; (2) automobile allowance: $8,400; and (3) payment of health and dental premiums of $2,717 and $1,019, respectively.
Outstanding Equity Awards at Fiscal Year and Year-End

		Number of Securities
	Number of Securities	Underlying Unexercised	Option	Option
	Underlying Unexercised	Options (#)	Exercise	Expiration
Name	Options(#) Exercisable	Unexercisable	Price ($)	Date
Robert E. Beach	N/A	N/A	N/A	N/A
President and CEO

Scott A. Oboy	-0-	1,000	$26.75	01/01/2016
EVP / CFO

Bruce J. Beck	567	-0-	$22.75	01/01/2013
SVP / Staff Counsel	2,236	-0-	$24.55	01/01/2010

Narrative Explanation of Outstanding Equity Awards
The Named Executive Officers hold options to purchase the number of shares set forth above. The Plan, which had a ten-year term, expired on January 1, 2007. As part of its executive compensation program, the Board of Directors is proposing the Commercial Bancshares, Inc. 2008 Stock Incentive Plan for shareholder approval.
Deferred Compensation Plan
          The Company adopted the Commercial Savings Bank Deferred Compensation Plan, a nonqualified deferred compensation plan, effective as of January 1, 1999. All executive officers and directors of the Company are eligible to participate in this Plan. Currently, several directors participate in the Plan. Robert E. Beach, President and CEO of the Company is the only executive officer currently participating in the Plan. Mr. Beach began participation in the Plan in 2009. The purpose of the Plan is to permit participating directors and executive officers to voluntarily defer receipt of designated percentages or amounts of their compensation and/or director’s fees, and therefore defer taxation of deferred amounts. The deferred compensation is deposited in an irrevocable grantor trust and invested in common stock of the Company. The trustee purchases shares of the Company’s common stock on a quarterly basis. The price to be paid per share is based on a quarterly average that is calculated using the following process. Based on information reported on the Over-the-Counter Bulletin Board, the trustee multiplies the total trading volume for each day in the preceding quarter by the closing price of the Common Shares for that day. The trustee then adds up the daily trading values for each day in the quarter and divides the sum by the aggregate trading volume for the entire quarter to arrive at the proposed per share purchase price. The trustee attempts to purchase the common stock on the open market at the calculated price. Should the trustee be unable to purchase sufficient shares in the open market, authorized but unissued common stock of the Company may be purchased by the trust. Each participating director or executive officer is entitled to receive the shares accumulated by the trustee on their behalf at retirement, death, disability or upon a change in corporate control. In addition, a participating director or executive officer will also be entitled to receive their vested shares upon other termination of their service with the Company or in the event of an unforeseen emergency. The amounts accrued for directors in this Plan in 2008 are set forth above in the Director Compensation Table. No executive officers participated in the Plan during 2008.
Employment Agreements
Employment Agreement with Scott A. Oboy
          The Company entered into an employment agreement with Scott A. Oboy as of October 24, 2005. The agreement provides that Mr. Oboy will serve as Chief Financial Officer of the Company. The agreement had an original term that expired October 24, 2006, but is renewed automatically for an additional one year period unless either the Company or Mr. Oboy provides notice of nonrenewal at least 60 days prior to the expiration date, and subject to earlier termination as set forth in the agreement. Under the terms of the agreement, Mr. Oboy is entitled to his base salary and to participate in bonus plans existing or adopted by the Company or the Bank. In addition, the employment agreement provides for fringe benefits to Mr. Oboy including health, life and disability insurance, an automobile allowance, vacation, reimbursement of appropriate business expenses and additional items. In addition, the employment agreement provides that in the event of termination of Mr. Oboy by the Company without “cause” (as defined in the agreement), the Company will be responsible for payment of his continuing compensation for 12 months. The agreement provides that the Company may terminate Mr. Oboy for cause with no obligation to him after the date of termination. The agreement also contains a provision intended to protect Mr. Oboy in the event that there is a “change of control,” as defined in the agreement, in the Company. In the event of a change of control in which Mr. Oboy is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. Oboy his then current base pay for 18 months. The Board believes that this type of provision is appropriate to maintain Mr. Oboy in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation. The employment agreement contains a covenant not to compete prohibiting Mr. Oboy from competing with the Company throughout the term of the employment agreement and for a period of 12 months after the termination of his employment.
Employment Agreement with Robert E. Beach
          The Company entered into an employment agreement with Mr. Beach as of November 1, 2007. The agreement provides that Mr. Beach will serve as President and Chief Executive Officer of the Company. The agreement has an original term of three years from the effective date. At the end of each of the first two years of the original term of the agreement, the agreement shall be automatically extended for a one year period following the conclusion of the original term or first extended term, as applicable, unless either the Company or Mr. Beach provides notice of nonrenewal at least 60 days prior to the expiration date of the first or second year of the original term of the agreement., and subject to earlier termination as set forth in the agreement. Under the terms of the agreement, Mr. Beach is entitled to a signing bonus and to his base salary and participation in bonus plans existing or adopted by the Company or the Bank. In addition, the employment agreement provides for fringe benefits to Mr. Beach including life and disability insurance, an automobile allowance, vacation, reimbursement of appropriate business expenses and additional items. In addition, the employment agreement provides that in the event of termination of Mr. Beach by the Company without “cause” (as defined in the agreement), the Company will be responsible for payment of his continuing compensation for 12 months. The agreement provides that the Company may terminate Mr. Beach for cause with no obligation to him after the date of termination. The agreement also contains a provision intended to protect Mr. Beach in the event that there is a “change of control,” as defined in the agreement, in the Company. In the event of a change of control in which Mr. Beach is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. Beach a single lump sum in an amount equal to 1.5 times the sum of his then current base salary and last cash bonus within 30 days of termination of employment. The Board believes that this type of provision is appropriate to maintain Mr. Beach in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation. The employment agreement contains a covenant not to compete prohibiting Mr. Beach from competing with the Company throughout the term of the employment agreement and for a period of 12 months after the termination of his employment.

Section 16(A) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors to file reports of ownership and changes of ownership of Common Stock of the Company with the Securities and Exchange Commission. Officers and directors are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.
          Based upon written representations and copies of reports furnished to the Company by its officers and directors, all Section 16 reporting requirements applicable to the Company’s officers and directors during 2008 were satisfied on a timely basis with the exception of Mr. Kinnett, who had 1 report covering 2 transactions.
Relationship with Independent Registered Public Accountants
          The Audit Committee of the Board of Directors has retained Plante & Moran PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm for 2009. A representative of Plante & Moran will be in attendance at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions from those in attendance.
          The services performed by Plante & Moran in 2007 and 2008 were pre-approved in accordance with pre-approval policies and procedures established by Company’s Audit Committee. These policies describe the permitted audit and non-audit services that this firm may perform. They require that at the beginning of each fiscal year a description of the services expected to be performed in the fiscal year be presented to the Audit Committee for approval.
Other Business
          Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for Shareholder action at the Meeting, the persons named in the enclosed form of proxy shall vote the shares represented thereby in accordance with their best judgment.
Availability of Annual Report on Form 10-K
          A copy of the Company’s annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission for the year 2008 will be provided to you, without charge, upon written request. To obtain a copy please write to Commercial Bancshares, Inc., 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, Attention: Shareholder Relations.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on May 13, 2009
The Company’s 2009 Proxy Statement and Annual Report to Shareholders are also available online at http://www.cfpproxy.com/6153. These materials will be available at this website at least through the date of the Company’s 2009 Meeting.

Shareholder Communications with the Board of Directors
          The Company and Board of Directors welcome communication from shareholders and other interested persons. Communications may be made by writing to the Chairman of the Board, c/o David J. Browne, Corporate Secretary, Commercial Bancshares, Inc., 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. A copy of the written communications will also be forwarded to the Company’s CEO. If the Chairman and CEO determine that such communications are relevant to the Company’s operations and policies, such communications will be forwarded to the proper committee of the Board of Directors, or to the entire Board of Directors.
Shareholder Proposals for Next Annual Meeting
          Shareholders may submit proposals appropriate for shareholder action at the Company’s Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting, they must be received by the Company no later than December 3, 2009. Such proposals should be directed to Commercial Bancshares, Inc., Attention: David J. Browne, Corporate Secretary, 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. Any shareholder who intends to propose any other matter to be acted upon at the 2009 Annual Meeting of Shareholders must inform the Company not later than February 16, 2010. The proxy cards delivered in connection with next year’s Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation’s Board of Directors, with respect to any shareholder proposal received after February 16, 2010. The Company also will have authority to discretionarily vote proxies with respect to shareholder proposals received after December 3, 2009 but prior to February 16, 2010 under certain circumstances.
          In order to make a director nomination at a shareholder meeting, it is necessary that you notify Commercial Bancshares, Inc. no fewer than 45 nor more than 90 days in advance of the meeting. In addition, the notice must meet all other requirements contained in the Company’s Code of Regulations.
          A copy of the Company’s 2008 Annual Report is being delivered with this Proxy Statement.
By Order of the Board of Directors
/s/ David J. Browne
David J. Browne
Secretary
Dated: April 3, 2009
TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

Appendix A
COMMERCIAL BANCSHARES, INC.
2009 STOCK INCENTIVE PLAN
ARTICLE 1
General Purpose of Plan; Definitions
1.1	Name and Purposes. The name of this Plan is the Commercial Bancshares, Inc. 2009 Stock Incentive Plan. The purpose of this Plan is to enable Commercial Bancshares, Inc. and its Affiliates to: (i) attract and retain skilled and qualified directors, officers and key employees who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s shareholders.

1.2	Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:
          (a) “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company, as determined by the Board of Directors in its discretion.
          (b) “Award” means any grant under this Plan of a Stock Option, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.
          (c) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.
          (d) “Cause” with respect to an employee of the Company or any affiliate of the Company means and is limited to (a) criminal dishonesty, (b) refusal to perform duties on an exclusive and substantially full-time basis, (c) refusal to act in accordance with any specific substantive instructions given by the Company or any affiliate of the Company with respect to performance of duties normally associated with such employee’s position, or (d) engaging in conduct which could be materially damaging to the Company or any affiliate of the Company without a reasonable good faith belief that such conduct was in the best interest of the Company or any affiliate of the Company.
          (e) “Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.
          (f) “Committee” means the committee administering this Plan as provided in Section 2.1.
          (g) “Common Shares” mean the common shares no par value per share, of the Company.
          (h) “Company” means Commercial Bancshares, Inc., a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to Commercial Bancshares, Inc. or substantially all of the assets of Commercial Bancshares, Inc. and that assumes the obligations of Commercial Bancshares, Inc. under this Plan by operation of law or otherwise.
          (i) “Date of Grant” means the date on which the Committee grants an Award.

Appendix A
          (j) “Director” means a member of the Board of Directors.
          (k) “Disability” means the person (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan of the Company or an affiliate covering the person, or (c) has been determined to be totally disabled by the United States Social Security Administration.
          (l) “Eligible Participant” is defined in Article 4.
          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.
          (n) “Exercise Price” means the purchase price of a Share pursuant to a Stock Option.
          (o) “Fair Market Value” means the closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on any national securities exchange or automated quotation system on which the Common Shares are principally traded: (i)  on the date for which the determination of Fair Market Value is made, or (ii) if the closing price is not yet known as of such date then the date prior to that, or, (iii) if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or any national securities exchange or automated quotation system, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with Code Section 409A and the guidance then-existing thereunder. In addition, “Fair Market Value” with respect to ISOs shall be determined in accordance with Section 6.2(f).
          (p) “Incentive Stock Option” and “ISO” mean a Stock Option that is identified as such and which is intended to meet the requirements of Section 422 of the Code.
          (q) “Non-Qualified Stock Option” and “NQSO” mean a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) is not intended to meet the requirements of Section 422 of the Code.
          (r) “Outside Director” means a nonemployee Director. In addition, at all times during which the Company is subject to the reporting requirements of the Exchange Act, “Outside Director means a nonemployee Director who meets the definitions of the terms “outside director” set forth in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.
          (s) “Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.
          (t) “Performance Period” is defined in Section 8.1.
          (u) “Plan” means this Commercial Bancshares, Inc. 2009 Stock Incentive Plan, as amended from time to time.

Appendix A
          (v) “Restricted Share Units” is defined in Article 7.
          (w) “Restricted Shares” is defined in Article 7.
          (x) “Rule 16b-3” is defined in Article 15.
          (y) “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.
          (z) Share” or “Shares” mean one or more of the Common Shares.
          (aa) “Shareholder” means an individual or entity that owns one or more Shares.
          (bb) “Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.
          (cc) “Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares or Common Shares from the participant to the Company or a third party.
          (dd) “Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.
          (ee) “Vested” means, with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units when the units are no longer subject to forfeiture and are converted to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.
ARTICLE 2
Administration
2.1   Authority and Duties of the Committee.
          (a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors (or any subcommittee thereof) shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.
          (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to Eligible Participants. The Committee may, at any time and from time to time, at the request of a Participant or at the discretion of the Committee, designate that a portion of such Participant’s compensation otherwise payable in cash be payable in Common Shares or Options. The Committee shall have the sole discretion to determine the value of the Common Shares or Options so payable and the terms and conditions under which such Common Shares shall be issued or such Options shall be granted.

Appendix A
          (c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:
(i)	select the Eligible Participants to whom Awards are granted;

(ii)	determine the types of Awards granted and the timing of such Awards;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	determine whether an Award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v)	determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi)	determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

(vii)	subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

(viii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(ix)	promulgate such administrative forms as it from time to time deems necessary or appropriate for administration of the Plan;

(x)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(xi)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xii)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xiii)	otherwise supervise the administration of this Plan.
          (d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or shareholders.

Appendix A
          (e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.
2.2	Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company. The power to delegate provided for herein does not include the power to grant an Award.

2.3	Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.
ARTICLE 3
Stock Subject to Plan
3.1	Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued or transferred under this Plan, shall not exceed in the aggregate 150,000 Common Shares, which may be treasury or authorized but unissued Shares.

3.2	Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Stock Options), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 9,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

3.3	Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable or released from restrictions with respect to the unexercised or non-Vested portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

3.4	Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409 A of the

Appendix A
Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee. In applying the provisions of this Section 3.4, the Committee shall lack discretion with respect to any adjustment which is required to prevent enlargement or dilution of rights under any Award and shall promptly make such adjustments as are required to prevent an enlargement or dilution of rights.
ARTICLE 4
Participants
4.1	Eligibility. Directors, Officers and all other key employees of the Company or any of its Affiliates (each an “Eligible Participant”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

4.2	Award Agreements. Awards shall be evidenced by a written agreement in a form prescribed by the Committee (hereinafter “Award Agreement”). Execution of an Award Agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award Agreements may differ from time to time and from participant to participant.
ARTICLE 5
Stock Option Awards
5.1	Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

5.2	Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan, as the Committee deems desirable:
          (a) Exercise Price. Subject to Section 3.4, the Exercise Price shall never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.
          (b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the

Appendix A
Committee’s authority to grant Stock Options with a term shorter than 10 years.
          (c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. The Committee may provide that a vesting schedule shall be specified in an Award Agreement. If the Committee provides that any Stock Option becomes Vested over a period of time or upon performance events, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Stock Options shall immediately vest upon the Death or Disability of the holder.
          (d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 14. Subject to the approval of the Committee, the Exercise Price may be paid:
(i)	in cash in any manner satisfactory to the Committee;

(ii)	by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that have been owned for at least six months on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including restricted Shares;

(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

(iv)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price, which may include broker assisted cashless exercise.
          The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of any law applicable to the Company from time to time, and related regulations and guidance.
          If the Exercise Price of an NQSO is paid by tendering Restricted Shares, then the Shares received upon the exercise will contain restrictions that are no less restrictive then the Restricted Shares so tendered.
          (e) Form. Unless the grant of a Stock Option is expressly designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.
          (f) Special Limitations on Stock Option Awards. Unless an Award Agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Stock Option Awards shall be construed and administered accordingly.
5.3	Termination of Grants Prior to Expiration. Subject to Article 6 with respect to ISOs, if the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Options may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing the Stock Options. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation (but only to the

Appendix A
originally scheduled expiration date), or acceleration of the vesting of all or part of the Stock Options.
ARTICLE 6
Special Rules Applicable to Incentive Stock Options
6.1	Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.

6.2	Special ISO Rules.
          (a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.
          (b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.
          (c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. Unless otherwise set forth in an Award Agreement, if such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.
          (d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder may be transferred except by will or by the laws of descent and distribution, nor may such ISO be exercisable during a grantee’s lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).
          (e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or Disability, nor more than one year following termination of employment for the reason of death or Disability (as defined in Section 422 of the Code). If the Award Agreement for an ISO permits exercise after such date such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.
          (f) Fair Market Value. For purposes of any ISO granted hereunder the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code and any Treasury regulations thereunder.
6.3	Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan’s requirements for NQSOs.

Appendix A
ARTICLE 7
Restricted Share and Restricted Share Unit Awards
7.1	Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 14.

7.2	Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:
          (a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.
          (b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:
(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments or otherwise, but subject to the Change in Control provisions in Article 10);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;

(iii)	a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)	any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws;

(v)	such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A; and

(vi)	delivery of a valid election under Code Section 83(b).
          The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

Appendix A
          (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Article 8 will apply (including, but not limited to, the enumerated performance objectives).
          (d) Delivery of Shares. Restricted Shares will be registered in the name of the participant and the stock certificate deposited, together with a Stock Power, with the Company or its designated officer or escrow agent. Each such certificate will bear a legend in substantially the following form:
“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Commercial Bancshares, Inc. 2009 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”
          At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Article 13) to the participant or other appropriate person and with the foregoing legend removed from the stock certificate.
          (e) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award Agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.
          (f) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.
7.3	Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost, or at a purchase price determined by the Committee which purchase price may be below their Fair Market Value if continued employment and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 14.

7.4	Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

Appendix A
          (a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.
          (b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:
(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;

(iii)	a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)	any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.
          The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.
          (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Article 8 will apply (including, but not limited to, the enumerated performance objectives).
          (d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award Agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.
          (e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Article 13.
          (f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units (prior to the lapse, satisfaction or waiver of such restrictions and conditions), except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.
          (g) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate

Appendix A
without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 8.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.
          (h) Special Limitations on Restricted Share Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Restricted Share Unit Awards shall be construed and administered accordingly.
          (i) Delivery of Shares. As soon as practicable after all applicable restrictions have been satisfied, the participant will receive a distribution of the appropriate number of Shares. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Article 13. Notwithstanding the forgoing, the distribution of Shares provided for herein shall occur not later than two and one-half months following the end of the calendar year in which the Performance Period, if any, has ended.
7.5	Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Restricted Share and Restricted Share Unit Awards shall immediately Vest with respect to any required time vesting upon the Death or Disability of the holder.

7.6	Special Limitations on Restricted Share and Restricted Stock Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share and Restricted Stock Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Awards shall be construed and administered accordingly.
ARTICLE 8
Performance Criteria; Restricted Share and Restricted Share Unit Awards
8.1	Performance Objectives. At the time of grant the Committee will specify any performance objectives applicable to the Award. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be “performance based compensation,” the Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible

Appendix A
equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant nor for each Award.

8.2	Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

8.3	Performance-Based Compensation. The Committee may designate any Restricted Share or Restricted Share Unit Award as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.
ARTICLE 9
Transfers and Leaves of Absence
9.1	Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

9.2	Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:
          (a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;
          (b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and
          (c) any other absence determined by the Committee in its discretion not to constitute a termination of employment.
ARTICLE 10
Effect of Change in Control
10.1	Change in Control Defined. “Change in Control” shall mean a “Change in Ownership” as defined in (a) hereof; a “Change in Effective Control” as defined in (b), hereof; or a “Change in Ownership of a Substantial Portion of Assets” as defined in (c) hereof.

Appendix A
          (a) Change in Ownership. For purposes of this Agreement, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group (as defined in subsection (d) hereof), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company within the meaning of subsection (b) hereof). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section.
          (b) Change in the Effective Control. For purposes of this Agreement, a change in the effective control of the Company occurs on the date that either –
(i)	Any one person, or more than one person acting as a group (as determined under subsection (d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

(ii)	a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election.
          In the absence of an event described in subsection (b)(i) or (ii) above, a change in the effective control of a Company will not have occurred.
          (c) Change in the Ownership of a Substantial Portion of the Company’s Assets. For purposes of this Agreement, a change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group (as determined in subsection (d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
          There is no Change in Control Event under this subsection (c) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided in this paragraph. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to —
(i)	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii)	An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii)	A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

Appendix A
(iv)	An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in section (iii) above.
          For purposes of this subsection (c) and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.
          (d) Persons Acting as a Group. Persons will not be considered to be acting as a group solely because they purchase assets or purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with the ownership interest in the other corporation.
10.2	Effect of Change in Control. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, in the event of a Change in Control of the Company:
          (a) all Stock Options notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested;
          (b) all Restricted Shares, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested; and
          (c) all Restricted Share Units, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested.
          In addition, in connection with a Change in Control the Committee shall have the right, in its sole discretion, to:
          (d) cancel any or all outstanding Stock Options or Restricted Share Units in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of the transaction in question (the “Acquisition Consideration”) that the holder of the Stock Option or Restricted Share Unit would have received had the Stock Option or Restricted Share Unit been exercised or converted into Shares, as applicable, prior to such transaction, less the applicable exercise or purchase price therefor;
          (e) cause the holders of any or all Stock Options and, Restricted Share Units to have the right thereafter and during the term of the Stock Option or, Restricted Share Unit to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of Common Shares which might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert such Stock Option orRestricted Share Unit into a stock option or restricted share unit relating to the surviving or new corporation in the transaction; or
          (f) take such other action as it deems appropriate to preserve the value of the Award to the Participant, including the cancellation of such Award and the payment of the value of the Acquisition Consideration attributable to the Award, net of payments due from the holder thereof upon exercise if any, in cash.

Appendix A
          The Committee may provide for any of the foregoing in an Award Agreement governing an Award in advance, may provide for any of the foregoing in connection with a Change in Control, or do both. Alternatively, the Committee shall also have the right to require any purchaser of the Company’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence.
          The manner of application and interpretation of the foregoing provisions of this Section 10.2 shall be determined by the Committee in its sole and absolute discretion.
10.3	Code Section 409A. Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A. If the Committee provides than an Award shall be subject to Code Section 409A, then, notwithstanding the other provisions of this Article 10, the Committee may provide in the Award Agreement for such changes to the definition of Change in Control from the definition set forth in this Article 10, and for such changes to the Committee’s rights upon a Change in Control, as the Committee may deem necessary in order for such Award to comply with Code Section 409A.
ARTICLE 11
Transferability of Awards
11.1	Awards Are Non-Transferable. Except as provided in Sections 11.2 and 11.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

11.2	Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 11.1 to the contrary, the participant’s guardian or other legal representative.

11.3	Limited Transferability of Certain Awards. Notwithstanding Section 11.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.
ARTICLE 12
Amendment and Discontinuation
12.1	Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

Appendix A
          (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and
          (b) without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).
          Notwithstanding the foregoing, this Plan may be amended without participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.
12.2	Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.
ARTICLE 13
Issuance of Shares and Share Certificates
13.1	Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise or conversion of an Award that is payable in Shares. No certificates for Shares will be issued until full payment has been made, to the extent payment is required. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise or conversion of the Award payable in shares.

13.2	Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:
          (a) payment in full for the Shares and for any tax withholding (See Article 14);
          (b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;
          (c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;
          (d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;
          (e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and
          (f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

Appendix A
13.3	Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends on stock certificates that the Committee may deem appropriate to include.

13.4	Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.
ARTICLE 14
Satisfaction of Tax Liabilities
14.1	In General. The Company shall withhold any taxes which the Committee determines the Company is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such additional information or documentation as may be necessary for the Company to discharge its obligations under this Section. The Company may withhold: (a) cash, (b) subject to any limitations under Rule 16b-3, Common Shares to be issued, or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an Award, its disposition, or the disposition of the underlying Common Shares. Alternatively, the Company may require the holder to pay to the Company such amounts, in cash, promptly upon demand.

14.2	Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit or Performance Share Award under the Plan, the Committee may cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the Company’s required tax withholding relating to such distribution. The Committee may withhold the proceeds of such sale for purposes of satisfying such tax withholding obligation.

14.3	Section 83(b) Election. The Committee may, where applicable, provide in an Award Agreement the right of the participant to make an election pursuant to Section 83(b) of the Code, or comparable provisions of any state tax law, to include in the participant’s gross income the fair market value as of the Award as of the Date of Grant. The participant may make such an election only if, prior to making any such election, the participant (a) notifies the Company of participant’s intention to make such election in accordance with any notice requirements set forth in the Award Agreement, and (b) pays to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for participant’s account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.
ARTICLE 15
General Provisions
15.1	No Implied Rights to Awards or Employment. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any

Appendix A
individual any right to continued employment with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.

15.2	Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

15.3	Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

15.4	Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

15.5	Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

15.6	Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

15.7	Governing Law. To the extent not preempted by Federal law, this Plan and all Award Agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

15.8	Legal Requirements. No Awards shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Shares, cash, or a combination thereof, unless such payment is, without further action by the Committee, in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

15.9	Forfeiture by Employees in Connection with Termination for Cause. Notwithstanding any other provision of this Plan, subject to the provisions of the Award Agreement to which such Award relates, upon the termination of employment of an employee Participant for Cause such employee Participant shall forfeit all benefits associated with any Award as provided for herein. Pursuant to this provision, an employee shall forfeit all unexercised Options whether or not previously vested, all unexercised SARs whether or not previously vested and all Restricted Shares and Restricted Share Units for which the delivery of Shares has not yet occurred.

Appendix A
ARTICLE 16
Effective Date and Term
16.1	Effective Date. The effective date of this Commercial Bancshares, Inc. 2009 Stock Incentive Plan is the date on which the shareholders of the Company approve it at a duly held shareholders’ meeting.

16.2	Termination Date. This Plan will continue in effect until midnight on the day before the tenth anniversary of the effective date specified in Section 16.1; provided, however, that Awards granted on or before that date may extend beyond that date.

COMMERCIAL BANCSHARES, INC.
118 South Sandusky Avenue
Upper Sandusky, Ohio 43351
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
MAY 13, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
The undersigned, having received notice of the Annual Meeting (the “Meeting”) of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the “Company”), to be held at 4:30 p.m. local time on Wednesday, May 13, 2009, hereby designates and appoints Daniel E. Berg, Deborah J. Grafmiller, and Kurt D. Kimmel, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Company held of record by the undersigned on March 16, 2009, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.
Proposal 1 Election of Directors. To elect the following four (4) nominees as Class III Directors: John W. Bremyer, Stanley K. Kinnett, Richard A. Sheaffer, and Michael A. Shope.
☐	FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE:

          The Board of Directors unanimously recommends a vote FOR election of the named nominees.
Proposal 2 Stock Incentive Plan. To approve the adoption of the Commercial Bancshares, Inc. 2009 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
          The Board of Directors unanimously recommends a vote FOR Proposal 2.
Proposal 3 Other Business. To transact such other business as may properly come before the Meeting or any adjournment thereof.
This Proxy will be voted as directed on the matters listed above. Where no direction is specified with respect to any of the matters listed above, this Proxy will be voted: (1) FOR each of the persons nominated under Proposal 1 and FOR Proposal 2. This Proxy will be voted in accordance with the judgment of the proxies on any other business that may properly come before the Meeting or any adjournment thereof.

          The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.
          Please sign the Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

Dated:

Printed Name of Shareholder

Signature of Shareholder

Signature of Shareholder (if held jointly)
PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on May 13, 2009.
The Proxy Statement, the 2008 Annual Report to Shareholders and the Form 10-K of Commercial Bancshares, Inc. for 2008 are available at http:www.cfpproxy.com/6153.
For driving directions to our main office, please contact us at 888-294-2271, write to us at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, or visit our website at www.csbanking.com and click on “Driving Directions” under the “Contact Us” link.